UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2014

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Memorandum of Understanding

As previously announced, on March 6, 2014, Safeway Inc. (“Safeway”), AB Acquisition LLC (“AB Acquisition”), Albertson’s Holdings LLC (“Albertsons Holdings”), a subsidiary of AB Acquisition, Albertson’s LLC (“Albertson’s LLC”), a subsidiary of Albertsons Holdings, and Saturn Acquisition Merger Sub, Inc. (“Merger Sub” and together with AB Acquisition, Albertsons Holdings and Albertson’s LLC, “Albertsons”), a subsidiary of Albertsons Holdings, entered into an Agreement and Plan of Merger, which was subsequently amended on April 7, 2014 pursuant to Amendment No. 1 (“Amendment No. 1”) (as amended, the “Merger Agreement”), pursuant to which the parties agreed that, on the terms and subject to the conditions set forth in the Merger Agreement, AB Acquisition will acquire Safeway (the “Merger”).

Between March 13, 2014 and April 1, 2014, seven class action lawsuits were filed in the Delaware Court of Chancery by alleged stockholders of Safeway against Safeway, the individual directors of Safeway, Cerberus Capital Management, L.P., and Albertsons, which have been consolidated by order of the Court as In Re Safeway Inc. Stockholder Litigation, Consol. C.A. 9445-VCL (the “Delaware Action”).

On June 13, 2014, Safeway entered into a memorandum of understanding (the “Memorandum of Understanding”) to settle the Delaware Action.

The Memorandum of Understanding provides for, among other things, (i) an amendment to the Merger Agreement to adjust certain provisions of (A) the PDC Contingent Value Rights Agreement to be entered into at the closing of the Merger, by and among AB Acquisition, Safeway, a shareholder representative and a rights agent (the “PDC CVR Agreement”) and (B) the Casa Ley Contingent Value Rights Agreement to be entered into at the closing of the Merger, by and among AB Acquisition, Safeway, a shareholder representative and a rights agent (the “Casa Ley CVR Agreement”), (ii) an agreement by Safeway to accelerate the “Final Expiration Date” of the Rights Agreement, dated September 17, 2013 (the “Rights Agreement”), by and between Safeway and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), and (iii) certain changes to the proxy statement filed in connection with the Merger, which such changes shall be captured in the definitive proxy statement that Safeway intends to file with the U.S. Securities and Exchange Commission (the “SEC”).

While Safeway has entered into the Memorandum of Understanding, the settlement will be subject to the approval of the Delaware Chancery Court. Safeway and the Board of Directors of Safeway believe the claims are entirely without merit, and, in the event the settlement does not resolve them, intend to vigorously defend these actions.

Amendment to Merger Agreement

In connection with the Memorandum of Understanding, on June 13, 2014, Safeway, AB Acquisition, Albertsons Holdings, Albertson’s LLC and Merger Sub entered into an Amendment No. 2 (the “Merger Agreement Amendment”) to the Merger Agreement to (i) change the terms of the PDC CVR Agreement such that, among other things, the holders of the contingent value rights thereunder would, instead of not receiving any value for any assets of the PDC Entities (as defined in the PDC CVR Agreement) that remain unsold at the end of the Sale Deadline (as defined in the PDC CVR Agreement), be entitled to the fair market value of the unsold assets of the PDC Entities, after the payment of certain fees, expenses and debt repayments, and net of certain assumed taxes (as more fully set forth in Merger Agreement Amendment) and (ii) change the terms of the Casa Ley CVR Agreement to, among other things, (A) shorten the Sale Deadline (as defined in the Casa Ley CVR Agreement) from four years to three years and (B) provide that in the event that any equity interests of Casa Ley, S.A. de C.V., a Mexico-based food and general merchandise retailer (“Casa Ley”), owned by Safeway remain unsold as of the Sale Deadline, the fair market value determination to be made either mutually by Safeway and the shareholder representative or by an independent investment banking firm shall exclude any minority, liquidity or similar discount regarding such equity interests relative to the value of Casa Ley in its entirety.

Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Safeway on March 10, 2014, and the

Amendment No. 1, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Safeway on April 8, 2014, each remain in full force and effect as originally executed on March 6, 2014 and on April 7, 2014, respectively.

The preceding summary is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Modifications to Rights of Security Holders.

In connection with the Memorandum of Understanding, on June 13, 2014, the Board of Directors of Safeway adopted the First Amendment to Rights Agreement, dated as of June 13, 2014 (the “Rights Agreement Amendment”), between Safeway and the Rights Agent, which amends the Rights Agreement. The Rights Agreement Amendment amends the definition of “Final Expiration Date” under the Rights Agreement to mean “June 19, 2014”. Accordingly, the rights (the “Rights”) which were previously dividended to holders of record of the common stock, par value $0.01 per share, of Safeway (the “Common Stock”) will expire as of the close of business on June 19, 2014 upon the expiration of the Rights Agreement and no person has any rights pursuant to the Rights Agreement or the Rights.

The preceding summary is qualified in its entirety by reference to the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On June 16, 2014, Safeway issued a press release announcing the execution of the Memorandum of Understanding, the Merger Agreement Amendment and the Rights Agreement Amendment, and the expiration of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information About the Acquisition and Where to Find it

This filing does not constitute a solicitation of any vote or approval in respect of the proposed Merger transaction involving Safeway or otherwise. In connection with the Merger, Safeway filed a preliminary proxy statement with the SEC on April 17, 2014 and May 23, 2014 and intends to file relevant materials, including a definitive proxy statement, with the SEC. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s Common Stock will be set forth in Safeway’s proxy statement for its annual meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as amended.

Forward-Looking Statements

This filing contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are indicated by words such as “expects,” “will,” “plans,” “intends,” “committed to,” “estimates” and “is.” No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Safeway nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Safeway’s control. These factors include: failure to obtain stockholder approval of the Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Safeway undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Safeway’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of June 13, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc.

4.1	First Amendment to Rights Agreement, dated as of June 13, 2014, between Safeway Inc. and Computershare Trust Company, N.A.

99.1	Press Release issued by Safeway on June 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeway Inc.
(Registrant)

Date: June 16, 2014	By:	/s/ Robert A. Gordon
Robert A. Gordon
Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of June 13, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc.

4.1	First Amendment to Rights Agreement, dated as of June 13, 2014, between Safeway Inc. and Computershare Trust Company, N.A.

99.1	Press Release issued by Safeway Inc. on June 16, 2014.